EATON VANCE MULTI-ASSET CREDIT FUND
(formerly Eaton Vance Multi-Strategy All Market Fund)
Supplement to Prospectus dated March 1, 2018 as revised September 17, 2018

Effective immediately:

1.	The following replaces “Management.” under “Fund Summary”:

Investment Adviser. Eaton Vance Management (“Eaton Vance”).

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL”).

2.	The following replaces “Portfolio Managers.” under “Fund Summary”:

Justin H. Bourgette, Vice President of Eaton Vance, has managed the Fund since its inception in October 2011.

John Redding, Vice President of Eaton Vance, has managed the Fund since September 2018.

Jeffrey D. Mueller, Vice President of EVAIL, has managed the Fund since December 2018.

3.	The following is added as the second paragraph under “Management and Organization”:

Pursuant to an investment sub-advisory agreement, Eaton Vance has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (“EVAIL”), a registered investment adviser. EVAIL is located at 125 Old Broad Street, London, EC2N 1AR, United Kingdom. Eaton Vance pays EVAIL a portion of the advisory fees for sub-advisory services provided to the Fund.

4.	The following replaces the sixth paragraph under “Management and Organization”:

Justin H. Bourgette, John Redding and Jeffrey D. Mueller are the Fund’s portfolio managers. Messrs. Bourgette and Redding are both vice presidents of Eaton Vance and have been employed by Eaton Vance for more than five years. Mr. Mueller is a Vice President of EVAIL. Prior to November 1, 2017, Mr. Mueller held similar positions at Eaton Vance Management (International) Limited (“EVMI”). Prior to joining EVMI as a Vice President in March 2015, Mr. Mueller was a High Yield Portfolio Manager and Investment Analyst for Threadneedle Asset Management (2009-2015).

5.	The following is added as the last paragraph under “Management and Organization”:

Manager of Managers. Eaton Vance Mutual Funds Trust, on behalf of its series (including the Fund), and Eaton Vance expect to apply for an exemptive order from the SEC that would permit Eaton Vance and the Fund, subject to the approval of the Board, to enter into and materially amend investment sub-advisory agreements with sub-advisers that are either unaffiliated with Eaton Vance or are directly or indirectly wholly-owned subsidiaries of Eaton Vance Corp. (“Permitted Sub-Advisers”) without seeking the approval of the Fund’s shareholders. Assuming the exemptive relief is granted, Eaton Vance may in the future hire, terminate and replace Permitted Sub-Advisers in reliance on the exemptive order and meeting certain conditions expected to be set forth in the order. The Fund would furnish shareholders with information about new Permitted Sub-Advisers retained in reliance on the exemptive order within 90 days of the hiring of a new Permitted Sub-Adviser. Under this “manager of managers” structure, Eaton Vance would remain responsible for recommending the hiring, termination, and replacement of the Permitted Sub-Advisers and for overseeing the Permitted Sub-Advisers, subject to the oversight of the Fund’s Board of Trustees. A manager of managers structure does not permit investment management fees paid by the Fund to Eaton Vance to be increased without shareholder approval, nor does it lessen Eaton Vance’s responsibilities to the Fund, including the overall responsibility for the portfolio management services furnished by a Permitted Sub-Adviser. Shareholders of the Fund approved the Fund’s use of this proposed structure at a special meeting of shareholders and, if the order is granted, the Fund and Eaton Vance intend to rely on the exemptive order without seeking additional shareholder approval. If the order is granted, this would provide the Fund with greater flexibility and efficiency by allowing the Fund to avoid the expense and delays associated with obtaining shareholder approval of such Permitted Sub-Adviser agreements. There is no guarantee that the SEC will grant the requested exemptive relief or grant the requested exemptive relief on the terms and conditions expected by Eaton Vance.

December 20, 2018	30871 12.20.18

EATON VANCE MULTI-ASSET CREDIT FUND
(formerly Eaton Vance Multi-Strategy All Market Fund)
Supplement to Statement of Additional Information dated March 1, 2018 as revised September 17, 2018

Effective immediately:

1.	The following replaces “Investment Advisory and Administrative Services.” in “Investment Advisory and Administrative Services”:

Investment Advisory and Administrative Services. The investment adviser manages the investments and affairs of the Fund and provides related office facilities and personnel subject to the supervision of the Trust’s Board of Trustees. The investment adviser or sub-adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Fund and what portion, if any, of the Fund’s assets will be held uninvested. The Investment Advisory Agreement and Investment Sub-Advisory Agreement require the investment adviser or sub-adviser, as the case may be, to pay the salaries and fees of all officers and Trustees who are members of the investment adviser’s or sub-adviser’s organization and all personnel of the investment adviser or sub-adviser performing services relating to research and investment activities.

For a description of the compensation that the Fund pays the investment adviser, see the Prospectus. The following table sets forth the net assets of the Fund and the advisory fees for the three fiscal years ended October 31, 2017.

Advisory Fee for Fiscal Years Ended
Net Assets at 10/31/17	10/31/17	10/31/16	10/31/15
$39,725,980	$68,922(1)	$151,059(1)	$308,155(1)

(1) For the years ended October 31, 2017, 2016 and 2015, the investment adviser and administration fee paid by the Fund on investable assets amounted to $96,859, $99,865 and $72,253, respectively.

Effective December 20, 2018, pursuant to an investment sub-advisory agreement between Eaton Vance and Eaton Vance Advisers International Ltd. (“EVAIL”), EVM pays compensation to EVAIL for providing sub-advisory services to the Fund.

Pursuant to the expense reimbursement agreement described in the prospectus, Eaton Vance was allocated $60,406 of the Fund’s operating expenses for the year ended October 31, 2017.

Each Investment Advisory Agreement and Investment Sub-Advisory Agreement with the investment adviser or sub-adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of either party, or by vote of the majority of the outstanding voting securities of the Fund, and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser or sub-adviser may render services to others. Each Agreement also provides that the investment adviser or sub-adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment. Each Agreement is not intended to, and does not, confer upon any person not a party to it any right, benefit or remedy of any nature.

2.	The following sub-section is added under “Information about Eaton Vance.” in “Investment Advisory and Administrative Services”:

Information About EVAIL. EVAIL provides investment advice to institutional clients and pooled investment vehicles. EVAIL is an indirect, wholly-owned subsidiary of EVC and was originally organized in 2015. As of September 30, 2018, EVAIL’s assets under management totaled approximately $9.1 billion.

Eaton Vance Mutual Funds Trust on behalf of its series (including the Fund) and Eaton Vance expect to apply for an exemptive order from the SEC that would permit Eaton Vance and the Fund, subject to the approval of the Board, to enter into and materially amend investment sub-advisory agreements with sub-advisers that are either unaffiliated with Eaton Vance or are directly or indirectly wholly-owned subsidiaries of Eaton Vance Corp. (“Permitted Sub-Advisers”) without seeking the approval of the Fund’s shareholders.  If the exemptive relief is granted, certain conditions expected to be set forth in the order must be met, including that each Permitted Sub-Adviser agreement, and any material change thereto, be approved by the Board of Trustees, including a majority of the independent Trustees.  Additionally, in recommending the hiring, termination, and replacement of Permitted Sub-Advisers, Eaton Vance would be required to provide the Board of Trustees with information showing the expected impact of any proposed Permitted Sub-Adviser hiring or termination on the profitability of Eaton Vance.  If a change is proposed for a Permitted Sub-Adviser affiliated with Eaton Vance, the Board of Trustees, including a majority of the independent Trustees, would be required to make a finding that the change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which Eaton Vance or the Permitted Sub-Adviser derives an inappropriate advantage.  There is no guarantee that the SEC will grant the requested exemptive relief or grant the requested exemptive relief on the terms and conditions expected by Eaton Vance.

3.	The following replaces “Code of Ethics.” in “Investment Advisory and Administrative Services”:

Code of Ethics. The investment adviser, sub-adviser, principal underwriter, and the Fund have adopted Codes of Ethics governing personal securities transactions pursuant to Rule 17j-1 under the 1940 Act. Under the Codes, employees of the investment adviser, the sub-adviser and the principal underwriter may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and/or other procedures.

4.	The following replaces the table under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Justin H. Bourgette(1)(2)
Registered Investment Companies	6	$799.3	0	$0
Other Pooled Investment Vehicles	1	$20.5	0	$0
Other Accounts	18	$290.1	0	$0
John Redding(3)
Registered Investment Companies	1	$469.0	0	$0
Other Pooled Investment Vehicles	2	$49.4	0	$0
Other Accounts	0	$0	0	$0
Jeffrey D. Mueller(4)
Registered Investment Companies	5	$657.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$306.9	0	$0
(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.
(2)	The portfolio manager provides advisory services for certain of the “Other Accounts” on a nondiscretionary or model basis. Certain of the “Other Accounts” managed by this portfolio manager invest in one or more registered investment companies in the Eaton Vance family of funds.
(3)	Information provided as of June 30, 2018.
(4)	Information provided as of November 30, 2018.
Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
Justin H. Bourgette	$50,001 - $100,000	$500,001 - $1,000,000
John Redding	None	Over $1,000,000
Jeffrey D. Mueller	None	None
5.	The following replaces the heading in the fourth paragraph under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

Compensation Structure for Eaton Vance and EVAIL.

December 20, 2018